Corporate Presentation March 4, 2025 Wave Life Sciences Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

To unlock the broad potential of RNA medicines to transform human health Our Mission

Building a leading RNA medicines company

Novel RNA medicines platform (PRISM®)

PRISM

- Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing
- Best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry)

Transforming the obesity treatment paradigm



WVE-007 in Obesity

Pioneering a novel RNA modality with RNA editing



WVE-006 in AATD

Best-in-class muscle delivery



WVE-N531 in DMD

Leadership in allele-selective silencing



WVE-003 in HD

Strong and broad IP | **In-house GMP manufacturing** | **Well-capitalized with cash runway into 2027***

WAVE™ LIFE SCIENCES

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Patient populations represent US and Europe; WVE-006 is partnered with GSK
AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington's disease
*Cash runway does not include potential future milestones or other payments under GSK collaboration

The powerful convergence of a validated, best-in-class platform with genetics Unmatched toolkit to access novel biology Data-driven discovery powered by human genetics Foundation in chemistry innovation Multi-modal: RNA editing, RNAi, antisense silencing, splicing Best positioned to engage endogenous machinery Unlocking new, high-impact therapeutic targets Real-time integration of new human genetic insights into discovery Proprietary deep learning models unveiling novel targets/ target sites Accelerating time to clinic Breakthroughs in intracellular delivery Step-change in potency, distribution, durability of effect No complex delivery vehicles (AAV, LNP)

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease; HeFH: heterozygous familial hypercholesterolemia Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs Program Discovery IND / CTA Enabling Studies Clinical Rights Patient population (US & Europe) RNA EDITING WVE-006 (GalNAc) SERPINA1 (AATD) GSK exclusive global license 200K GalNAc-AIMer PNPLA3 (liver disease) 100% global 9M GalNAc-AIMer LDLR (HeFH) 100% global 900K (30M expansion) GalNAc-AIMer APOB (HeFH) 100% global 70K RNAi WVE-007 (GalNAc) INHBE (Obesity) 100% global 175M GalNAc-siRNA Undisclosed 100% global -- SPLICING WVE-N531 Exon 53 (DMD) 100% global 2.3K Other exons (DMD) 100% global Up to 18K ALLELE-SELECTIVE SILENCING WVE-003 mHTT (HD) 100% global 25K Symptomatic (SNP3) 60K Pre-Symptomatic (SNP3) Editing for correction Editing for upregulation FORWARD-53 Trial (Phase 2) SELECT-HD Trial (Phase 1b/2a) - Trial Completed RestorAATion-2 (Phase 1b/2a) INLIGHT Trial (Phase 1)

WVE-007 GalNAc-siRNA silencing Obesity

Advancing WVE-007 as a novel, long acting, muscle sparing approach for obesity

WVE-007 is a GalNAc-siRNA that targets INHBE to treat obesity



- Adults with obesity have higher risk for many serious health conditions, including heart disease, type 2 diabetes, and some forms of cancer[1]
- GLP-1s are current standard of care for weight loss, but impact is often limited by:
  - Loss of muscle mass[2]
  - Poor tolerability[3]
  - Frequent dosing[4]
  - High discontinuation rates[5,6]

~175 million adults with obesity in US and Europe

1. CDC.gov; 2. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34, 247; 3. Ghusn and Hurtado. 2024 Obesity Pillars 12, 100127; 4. Wegovy PI; 5. Leach, et al. 2023 Prime Therapeutics Claims Analysis; 6. Gasoyan, et al. 2024 *Obesity (Silver Spring)* 32, 486.; GalNAc-siRNA: GalNAc-conjugated small interfering RNA

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Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE loss of function (LoF) carriers Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27 Waist to hip ratio: waist to hip ratio adjusted for BMI; HDL-c: high-density lipoprotein cholesterol; ALT: alanine transaminase; ApoB: apolipoprotein B Human genetic data demonstrate that heterozygous INHBE LoF carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: lower abdominal obesity, lower triglycerides, higher HDL-c Heterozygous INHBE LoF carriers have lower risk of Type 2 diabetes and CHD

1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7;  5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8 Decreased abdominal adiposity leads to weight loss and reduced risk for CVD and T2D INHBE GalNAc-siRNA expected to address health issues associated with pathogenesis of obesity associated metabolic disease GalNAc-siRNA Diminished activation of ACVR1C (ALK7) receptor in adipose tissue Increased adipose lipolysis and shrink adipocytes Reduced release of hepatokine Activin E INHBE INHBE

Single doses of INHBE GalNAc-siRNA result in dose-dependent weight loss and reduction of visceral fat, without affecting muscle mass, in DIO mice

Reduction in body weight



PBS
INHBE GalNAc-siRNA (3 mg/kg)
INHBE GalNAc-siRNA (10 mg/kg)
Baseline-corrected % body weight change (mean ± SE)
5
0
-5
-10
*
0
14
21
28
Day
Single dose INHBE GalNAc-siRNA

Reduction in visceral fat

Epididymal fat weight (Day 28)



*
-23%
-40%
Tissue weight (g) (mean ± SE)
0.00
0.25
0.50
0.75
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

No muscle loss

Quadricep weight (Day 28)



Tissue weight (g) (mean ± SE)
0.00
0.05
0.10
0.15
0.20
0.25
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

INHBE GalNAc-siRNA has potential as monotherapy weight loss therapeutic

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Data from preclinical studies conducted in DIO mice; Stats: (left, middle, right) Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per timepoint (left) or per tissue (middle, right) * $p < 0.05$

INHBE GalNAc-siRNA can be used synergistically with GLP-1s or to curtail weight regain after the cessation of treatment with GLP-1

~2x greater overall weight loss when added to GLP-1



Difference in baseline-corrected body weight (vs. control per time point, mean ± SE)
0
-5
-10
-15
-20
Day 0
7
14
21
28
~2x greater weight loss
Single dose INHBE GalNAc-siRNA
Daily GLP-1
Control for Semaglutide
Control for siRNA
Semaglutide
INHBE GalNAc-siRNA
Semaglutide + INHBE GalNAc-siRNA

Curtails weight regain after the cessation of GLP-1



Difference in body weight (% of PBS, same time point)
5
0
-5
-10
-15
Day 0
20
40
60
Treatment period
p<0.05
Not significant
Daily GLP-1
Dose INHBE GalNAc-siRNA
PBS
Semaglutide
Semaglutide + INHBE GalNAc-siRNA

Data from preclinical studies conducted in DIO mice; Left: 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human. Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * $p < 0.05$; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment * $p < 0.05$

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Curtailed rebound weight gain upon cessation of semaglutide and prevention of weight cycling, which worsens the outcomes of various metabolic diseases When administered as an add-on to semaglutide: A single dose of Wave’s INHBE GalNAc-siRNA doubled the weight loss observed with semaglutide alone Weight loss similar to semaglutide with a single dose No loss of muscle mass Reduction in fat mass with preferential effect to the visceral fat Without suppressing food intake Preclinical data support best-in-class profile and potential to use WVE-007 across multiple treatment settings with potential for 1-2x per year dosing WVE-007 as a single agent WVE-007 in addition to GLP-1 therapy WVE-007 for patients who stop treatment with GLP-1 therapy Add-on to GLP-1s Maintenance Monotherapy

INLIGHT: Phase 1 trial of WVE-007 in adults living with overweight or obesity, otherwise healthy

Randomized, double-blind, placebo-controlled study of ascending doses of WVE-007

Trial Design

- **Objective**: Assess dose safety, tolerability, PK and PD
- **Key measurements**
  - **Primary:** Safety and tolerability
  - **Secondary:** PK, Activin E
  - **Exploratory PD:**
    - Body weight
    - Body composition
    - Metabolic health
    - Biochemical markers



SAD Cohort 1
SAD Cohort 2
SAD Cohort 3
SAD Cohort 4
SAD Cohort 5
MAD Cohort 1
MAD Cohort 2
MAD Cohort 3

INLIGHT

Dosing underway in INLIGHT with clinical data expected in 2H 2025; enrollment complete in SAD Cohort 1

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SAD: single-ascending dose; MAD: multi-ascending dose

WVE-006 RNA editing (AIMers) Alpha-1 antitrypsin deficiency (AATD)

Advancing WVE-006 (RNA editing) in AATD

WVE-006: GalNAc-conjugated, subcutaneously delivered, designed to address AATD-related lung disease, liver disease, or both



- AATD is a rare, inherited genetic disorder that is commonly caused by a G-to-A point mutation in the SERPINA1 gene
- Characterized by aggregation of mutant Z-AAT protein in hepatocytes and a lack of functional AAT in lungs
- People with AATD typically exhibit progressive lung damage, liver damage, or both
- Weekly intravenous augmentation therapy is the only treatment option for AATD in those with the lung pathology
- No approved therapies to address AATD liver disease

~200K people in the US and Europe are homozygous for the Z allele

WAVE LIFE SCIENCES

Strnad et al., 2020 *N Engl J Med* 382:1443-55; Blanco et al. 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69

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WVE-006 to address both liver and lung manifestations of AATD

WVE-006 RNA editing treatment

- **Subcutaneous injection (GalNAc)**
- **Infrequent dosing**
- **Highly specific (no bystanders)** (A → I)

WVE-006 RNA editing approach to address key goals of AATD treatment:

1. **Restore** circulating, functional wild-type M-AAT



M-AAT reaches lungs to protect from proteases

2. **Reduce** Z-AAT protein aggregation in liver


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein

3. **Retain** M-AAT physiological regulation



M-AAT secretion into bloodstream

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Strnad et al., 2020 *N Engl J Med* 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews.

RestorAATion-2 clinical trial in Pi*ZZ AATD patients ongoing HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose RestorAATion-2: AATD Patients  RestorAATion-1: Healthy Volunteers Dose A Cohort 1 200 mg SAD à MAD Up to seven doses in multi-dose portion Dose B Dose C Dose D Dose E Cohort 2 400 mg Cohort 3 RestorAATion-1: Healthy Volunteers SAD à MAD Multi-dosing complete in RestorAAtion-1 Multi-dosing ongoing in 200 mg cohort of RestorAATion-2; Second single dose cohort initiated at 400 mg Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels

October 16, 2024 Proof-of-mechanism disclosure on first two “ZZ” AATD patients in first dose cohort of RestorAATion-2 to reach day 57 Multi-dose data from RestorAATion-2 expected in 2025 Achieved proof-of-mechanism for Wave’s RNA editing platform Proof-of-mechanism achieved after a single dose in RestorAATion-2 Total AAT protein increased to a mean of 10.8 µM at day 15 Meets level that has been the basis for regulatory approval for AAT augmentation therapies Circulating wild-type M-AAT protein reached a mean of 6.9 µM at day 15; more than 60% of total AAT Increases in total AAT from baseline and M-AAT protein were observed as early as day 3 and through day 57 Increases in neutrophil elastase inhibition from baseline were consistent with production of functional M-AAT WVE-006 well tolerated with a favorable safety profile; all AEs mild-to-moderate, no SAEs

Wholly owned GalNAc-AIMer programs

- Strongly supported by human genetics
- Leverage unique platform capabilities; Building on learnings of WVE-006
- Novel ways of treating diseases with high unmet need
- Readily accessible biomarkers and ways to assess pharmacodynamics

Correction of PNPLA3
Genetically defined liver disease
Patient population: ~9 million

Upregulation of LDLR
HeFH
Patient population: ~900,000, with expansion to ~30 million in follow on indications

Correction of APOB
HeFH
Patient population: ~70,000

Expect to initiate clinical development of additional RNA editing programs, including PNPLA3, LDLR, and APOB programs in 2026

WAVE LIFE SCIENCES

Patient populations are in US and Europe
HeFH: heterozygous familial hypercholesterolemia

Editing for correction   Editing for upregulation

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WVE-N531 Splicing Duchenne muscular dystrophy

Advancing WVE-N531 in exon 53 amenable DMD

WVE-N531: exon skipping oligonucleotide designed to induce production of endogenous, functional dystrophin protein

- High unmet need for therapies delivering **more consistent dystrophin expression,** as few patients today achieve dystrophin >5% of normal
- **Opportunity to extend dosing intervals** beyond weekly standard of care to alleviate burden for patients and caregivers
- **Need to reach stem cells and distribute broadly to muscle tissues** to potentially enable muscle regeneration and impact respiratory and cardiac function
- WVE-N531 has Rare Pediatric Disease Designation and Orphan Drug Designation from FDA

DMD impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide



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Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

FORWARD-53: An ongoing potentially registrational open-label Phase 2 clinical trial of WVE-N531 in boys with DMD amenable to exon 53 skipping

Screening	10 mg/kg Q2W N = 11	10 mg/kg Q4W Extension
• Baseline functional assessments	✓ Interim analysis • Muscle biopsy after 24 weeks of treatment • Functional assessments	• Muscle biopsy after 48 weeks of treatment • Functional assessments

Key Assessments:

- Safety and tolerability
- Muscle biopsies after 24 and 48 weeks of treatment
  - PK: Drug tissue concentrations
  - PD: Exon-skipping, Dystrophin level (% of normal) as assessed by Western Blot
- Functional outcome measures
- 11 participants enrolled, including two from prior Part A clinical trial
  - Pre-specified analyses in ambulatory patients

IV: Intravenous; Q2W: Every 2 Weeks; PK: Pharmacokinetics; PD: Pharmacodynamics

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WVE-N531 is the only DMD therapeutic to show uptake in myogenic stem cells Stars denote an injured myofiber Stem cell containing WVE-N531 WVE-N531 uptake in myogenic stem cells Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 immunohistochemistry for stem cells Mag: 20x Mag: 40x WVE-N531 uptake in myofiber nuclei Myocytes Myocyte nuclei containing WVE-N531 (red) In-situ hybridization for WVE-N531 Mag: 20x Mag: 40x Data from interim analysis clinical results announced September 24, 2024.

Results of interim analysis: WVE-N531 has potential to be the best-in-class therapeutic for DMD amenable to exon 53 skipping

Best-in-class dystrophin expression and muscle delivery

- Highly consistent, mean muscle content-adjusted dystrophin expression of 9%
- Muscle tissue concentrations of ~41,000 ng/g and tissue half-life of 61 days (supports monthly dosing)
- Preclinical data suggests higher levels of dystrophin protein expression in **heart** and **diaphragm** than skeletal muscle

Evidence supporting improved muscle health

- Improvement in serum biomarkers for muscle health
- Localization of WVE-N531 in myogenic stem cells
- Improvement in myofiber regeneration

Safe and well tolerated

- No serious adverse events (SAEs)
- No discontinuations
- No oligonucleotide class effects

Expect to deliver 48-week FORWARD-53 data and feedback from regulators in 1Q 2025

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Dystrophin data from prespecified analysis of ambulatory boys; Muscle content adjustment was done using the formula: MHC-normalized dystrophin/(total myofiber area/total area of biopsy section). Interim analysis results announced September 24, 2024.

Aartsma-Rus, et al. 2009 Hum Mut 30, 293 Exon 45 Exon 44 Exon 52 WVE-N531 Exon 53 Exon 51 Not Amenable to Skipping 11-13% 8-10% 44% DMD Population Unlocking Wave’s best-in-class exon skipping portfolio Data for exons 51, 44, 52, 45 demonstrate potential for even greater dystrophin expression Opportunity to address up to 40% of population (~10,000 patients in US and Europe) Expect to engage regulators on a platform trial design that incorporates multiple exons

WVE-003 Allele-selective silencing Huntington’s Disease

HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain No current disease modifying therapies for HD Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) and loss of function of wild-type huntingtin protein (wtHTT) Advancing WVE-003 to address HD across all stages of disease Pre-Symptomatic HD (~160K in US and Europe) Symptomatic HD (~65K in US and Europe) Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015 >200,000 patients with HD across all disease states WVE-003 is a first-in-class, allele-selective oligonucleotide for the treatment of HD

Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction   Lowering mHTT is expected to restore physiological control over HTT gene expression and relieve its detrimental effect on wtHTT function In the absence of wtHTT, ciliogenesis fails, disrupting CSF flow, causing hydrocephalus Mutant HTT has a detrimental effect on wild-type HTT function Wild-type HTT is crucial for cilia health Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT Brain tissue Ventricle Cilia CSF flow Ependymal cell Sequestered wild-type HTT

* p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein From June 25, 2024 SELECT-HD disclosure Allele-selective lowering of mutant HTT protein of up to 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels Wild-type HTT protein levels Placebo WVE-003 30 mg Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Dose of WVE-003 Dose of WVE-003 Preservation of wtHTT mHTT reduction Day Day 2.00 1.75 1.50 1.25 1.00 0.75 0.50 2.00 1.75 1.50 1.25 1.00 0.75 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Placebo WVE-003 30 mg

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Silencing with wtHTT Preservation Slowing of Caudate Atrophy Functional Benefit mHTT reduction of up to 46% vs. placebo wtHTT preserved/increased throughout study Caudate atrophy is an imaging biomarker expected to predict clinical outcomes, including clinically meaningful worsening of Total Motor Score (TMS) WVE-003 trended towards less caudate atrophy vs. placebo (4.68% vs. 5.10%, not significant) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) Liu et al., 2023 Brain Comm

Expect to submit IND application for potentially registrational Phase 2/3 study in 2H 2025 Analysis of natural history demonstrates that absolute reduction of 1% in rate of caudate atrophy is associated with delay of onset of disability by ≥7.5-years Wave internal analysis; TRACK-HD and PREDICT-HD are longitudinal HD natural history studies that include MRI brain imaging, clinical outcome assessments. Paulson et al., Neurosci.2014, Tabrizi et al., Lancet Neurol 2009, Tabrizi et al., Lancet Neurol 2012, Tabrizi et al., Lancet Neurol. 2013 IND: Investigational New DrugTFC: Total Functional Capacity p<0.001 HR = 0.31 Preparation ongoing for a global, potentially registrational Phase 2/3 study in adults with SNP3 and HD Using caudate atrophy as a primary endpoint Probability of TFC preservation Fast: -3.04%/year Slow: -2.04%/year Rate of Caudate Atrophy: WVE-003 next steps

Reimagining RNA medicines

Poised for significant and sustained growth driven by editing and siRNA  Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients) Current pipeline has potential to treat well over 100 million patients in US and Europe Obesity WVE-007 (INHBE) DMD WVE-N531 Exon 53 HD WVE-003 SNP3 GalNAc-Editing GalNAc-siRNA AATD WVE-006 Liver Disease PNPLA3 HeFH LDLR & APOB

Anticipated upcoming milestones

siRNA	*RNA editing*		*Splicing*	*Allele-selective silencing*
WVE-007 (INHBE) Obesity	**WVE-006 AATD**	**Wholly owned programs**	**WVE-N531 (Exon 53) DMD**	**WVE-003 (SNP3) HD**
✓ Initiate INLIGHT first-in-human clinical trial **2H 2025:** Deliver clinical data from INLIGHT	**2025:** Deliver multi-dose data from RestorAATion-2	**2025:** Deliver new preclinical data from hepatic and extra-hepatic RNA editing programs **2026:** Initiate clinical development of additional RNA editing programs	**1Q 2025:** Deliver 48-week FORWARD-53 data & feedback from regulators on pathway to accelerated approval	**2H 2025:** Submit IND application for potentially registrational Phase 2/3 using caudate atrophy as a primary endpoint

Well-capitalized with expected cash runway into 2027

WAVE™ LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; IND: Investigational New Drug

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For questions contact: investorrelations@wavelifesci.com